UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     July 25, 2008 (July 24, 2008)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 24, 2008, Brown-Forman Corporation (the "Company" or "Brown-Forman") issued a press release commenting on financial and operating results for the fiscal year ended April 30, 2008. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K.

This report contains statements that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, words such as "will" and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections.

This information furnished pursuant to this Item 2.02 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported by the Company, Director Owsley Brown II, former Chairman and CEO of Brown-Forman, retired from director service, effective July 24, 2008.

Director Barry D. Bramley has informed the Company that he will retire from director service effective September 28, 2008, in accordance with the Company's mandatory retirement policy.

On July 24, 2008, the Compensation Committee of the Board of Directors reviewed and approved compensation for the fiscal 2009 performance period, for those individuals who are current employees and were Named Executive Officers for fiscal 2008, and for Donald C. Berg, Chief Financial Officer. Such compensation includes the following:

                                                                Short-Term Incentive          Long-Term Incentive
Executive Officer                       Base Salary            Compensation at Target       Compensation at Target
Paul C. Varga                            $1,005,209                 $1,250,000                   $2,170,000
Chairman and Chief Executive
Officer

Donald C. Berg                             $541,667                   $260,000                     $600,000
Executive Vice President and
Chief Financial Officer

James L. Bareuther                         $567,708                   $260,000                     $625,000
Executive Vice President and
Chief Operating Officer

James S. Welch, Jr.                        $546,875                   $260,000                     $600,000
Vice Chairman

Mark I. McCallum                           $495,000                   $260,000                     $600,000
Executive Vice President and
Chief Brands Officer

Base salary includes a holiday bonus, which is considered part of salary. Base salary amounts set forth above are effective as of August 1, 2008.

All incentive compensation is administered pursuant to the Company's 2004 Ominbus Compensation Plan, as amended. Short-term incentive compensation is payable in cash. For Mr. Varga, long-term incentive compensation is payable in a combination of performance-based restricted stock and cash. For the other executive officers named above, long-term incentive compensation is payable in a combination of stock-settled stock appreciation rights, performance-based restricted stock and cash.

The fiscal 2009 short-term incentive compensation performance goals are based on the Company's "depletion-based operating income." This is the amount of operating profit earned by the Company on the number of nine-liter case depletions that occur during the fiscal year. "Depletions" are shipments from wholesaler distributors to retail customers, and are commonly regarded in the industry as an approximate measure of consumer demand. The Compensation Committee has established threshold and target performance goals. Company performance at target yields a payout of 100%. If the threshold performance level is satisfied, the short-term incentive compensation paid out is based upon how much Company performance exceeds or falls short of the performance target, and is capped at 200% of target.

The cash portion of the Company's long-term incentive compensation is performance-based and subject to adjustment based on the Company's performance over a three-year period. Long-term cash compensation increases with the Company's performance and is uncapped. For the long-term incentive compensation performance period that ends April 30, 2009, (i.e., for the three-year performance period of fiscal 2007 through fiscal 2009), the long-term cash payout will be based upon the average of the fiscal 2007, fiscal 2008 and fiscal 2009 payout percentages associated with the Company's short-term incentive compensation program.

Stock-settled stock appreciation rights have a grant price equal to the closing market value of Brown-Forman Class B Common Stock on the grant date of July 24, 2008, have a term of ten fiscal years and cannot be exercised in the first three fiscal years. Restricted stock awards are initially designated in cash, adjusted based on fiscal 2009 performance, and converted to restricted Class A Common shares, with restrictions remaining in place through April 30, 2012.

Also on July 24, 2008, the Board of Directors approved compensation for the Company's non-employee directors for the 2009 Board Year (July 24, 2008 - July 23, 2009) as follows:

 - Annual Cash Retainer: The annual cash retainer payable to all non-employee directors shall increase by $3,000 effective August 1, 2008, resulting in a new annual cash retainer of $38,000. Non-employee directors may continue to elect to receive stock-settled stock appreciation rights in lieu of all or part of their annual cash retainer;

 - Equity Grant: Non-employee directors shall be granted $45,000 in stock-settled stock appreciation rights. Stock-settled stock appreciation rights have a grant price equal to the closing market value of Brown-Forman Class B Common Stock on the grant date of July 24, 2008, and are immediately vested and exercisable;

 - Board Meeting Fee: Board meeting fees shall be $5,000 per meeting attended in person or attended telephonically with a medical exception, or $2,500 for telephonic participation or for partial in-person participation;

 - Committee Meeting Fee: Committee meeting fees shall be $2,500 per meeting attended in person or telephonically;

 - Committee Member Retainer: Committee member retainers shall be $10,000 per committee assigned, payable in cash in six installments over the course of the Board Year. (Committee member retainers apply only to committee members who are not the committee chair);

 - Committee Chair Retainer: Committee chair retainers shall be $30,000 per committee chaired, payable in cash in six installments over the course of the Board Year. (Committee chairs do not receive committee member retainers for the committee chaired); and

 - Candidate Interview Fee: Members of the Corporate Governance and Nominating Committee shall be paid the equivalent of a Committee Meeting Fee when they travel to conduct interviews of potential director candidates.


Item 7.01.  Regulation FD Disclosure

On July 24, 2008, the Company issued a press release announcing that its Board of Directors approved a regular cash dividend of 34 cents ($0.34) per share on Class A and Class B Common Stock. Stockholders of record on September 8, 2008, will receive the cash dividend on October 1, 2008. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference. This information is furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits

 (d)  Exhibits
      99.1      Brown-Forman Corporation Press Release dated July 24, 2008



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   July 25, 2008                      By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President, Associate
                                                General Counsel and Assistant
                                                Corporate Secretary



Exhibit Index

Exhibit
Number     Description

99.1       Brown-Forman Corporation Press Release dated July 24, 2008

                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN SHAREHOLDERS CELEBRATE RECORD YEAR

Directors Elected; Dividend Declared

LOUISVILLE, KY, JULY 24, 2008 - At their annual meeting today, Brown-Forman stockholders celebrated a record financial year and another successful milestone in the company's leadership succession, as Geo. Garvin Brown IV officiated at his first annual meeting - and Brown-Forman's 75th since the company went public in 1933 - as presiding chairman of the board of directors. Brown, a fifth generation family shareholder, became a director in 2006 and assumed the additional role of presiding chairman of the board in September, 2007.

In his remarks to shareholders, Brown commended former Chairman and Chief Executive Officer Owsley Brown II, a fourth generation family shareholder, for his exemplary service to the company as he completed the final term of his 37-year tenure on the company's board of directors. "It is hard to express in words or events the gratitude felt for Owsley's many contributions over his illustrious career. One thing that stands out for me is that he has consistently advocated taking a long-term perspective at our company on a wide range of topics - from succession planning to independence, performance, brand equity, and total shareholder return," said Garvin Brown.

Brown-Forman Chief Executive Officer Paul Varga lauded the men and women who comprise the Brown-Forman workforce for posting record results for fiscal 2008, with net sales of nearly $3.3 billion, diluted earnings per share from continuing operations up 10% to $3.55, and operating income growth of 14%, to $685 million for the fiscal year.

"This excellent performance came in the wake of difficult economic conditions in the U.S. and other important markets and I congratulate all of our employees for their outstanding work that produced these results, and I thank both our board and our long-term shareholders for their support of the company," stated Varga.

Varga also emphasized the company's excellent long-term performance as evidenced by Brown-Forman's superior total shareholder return relative to the S&P 500 and the company's competitive set over one, three, five, and 10-year periods. In addition, in fiscal 2008 Brown-Forman achieved several important milestones: sales revenue eclipsed $3 billion for the first time in the company's 138-year history; international markets contributed more than 50% of total net sales for the first time; Jack Daniel's family of brands surpassed the drinks equivalent of 10 million nine-liter cases; Finlandia was recognized by a U.K.-based magazine as the "fastest growing global spirits brand"; and Woodford Reserve exceeded 100,000 cases.

In formal business of the meeting, shareholders elected the following people to the Brown-Forman Board of Directors: Patrick Bousquet-Chavanne, Barry D. Bramley, Geo. Garvin Brown IV, Martin S. Brown, Jr., Donald G. Calder, Sandra A. Frazier, Richard P. Mayer, William E. Mitchell, Matthew R. Simmons, William M. Street, Dace Brown Stubbs, Paul C. Varga, and James S. Welch, Jr.

At its meeting, the board of directors approved a regular quarterly cash dividend of $0.34 cents per share on Class A and Class B Common Stock. Stockholders of record on September 8, 2008 will receive the cash dividend on October 1, 2008. Brown-Forman has paid regular quarterly cash dividends for 63 consecutive years.

Brown-Forman Corporation is a producer and marketer of fine quality beverage alcohol brands, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Tequila Herradura, el Jimador Tequila, Canadian Mist, Fetzer and Bolla Wines, and Korbel Champagne.

IMPORTANT NOTE ON FORWARD-LOOKING STATEMENTS:

This release contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - continuation of the deterioration in general economic conditions, particularly in the United States where we earn about half of our profits, and other markets with economies linked to the U.S., including higher energy prices, declining home prices, deterioration of the sub-prime lending market, decreased discretionary income or other factors;
 - pricing, marketing and other competitive activity focused against our major brands;
 - lower consumer confidence or purchasing related to economic conditions, major natural disasters, terrorist attacks or widespread outbreak of infectious diseases;
 - tax increases and/or tariff barriers or other restrictions affecting beverage alcohol, whether at the federal or state level in the U.S. or in other major markets around the world, and the unpredictability or suddenness with which they can occur;
 - limitations and restrictions on distribution of products and alcohol marketing, including advertising and promotion, as a result of stricter governmental policies adopted either in the United States or in our other major markets;
 - fluctuations in the U.S. Dollar against foreign currencies, especially the British Pound, Euro, Australian Dollar, and the South African Rand;
 - reduced bar, restaurant, hotel and travel business, including travel retail;
 - longer-term, a change in consumer preferences, societal attitudes or cultural trends that results in the reduced consumption of our premium spirits brands or our ready-to-drink products;
 - changes in distribution arrangements in major markets that limit our ability to market or sell our products;
 - adverse impacts relating to our acquisition strategies or our integration of acquired businesses and conforming them to the company's trade practice standards, financial controls environment and U.S. public company requirements;
 - price increases in energy or raw materials, including grapes, grain, agave, wood, glass, and plastic;
 - changes in climate conditions, agricultural uncertainties or other supply limitations that adversely affect the price, availability or quality of grapes, agave, grain, glass, closures or wood;
 - termination of our rights to distribute and market agency brands in our portfolio;
 - press articles or other public media related to our company, brands, personnel, operations, business performance or prospects;
 - counterfeit production of our products and any resulting negative effect on our intellectual property rights or brand equity; and
 - adverse developments stemming from state or federal investigations of beverage alcohol industry marketing or trade practices of suppliers, distributors or retailers.